Debt	12 Months Ended
Nov. 30, 2022
Debt Disclosure [Abstract]
Debt	Debt

			November 30,
(in millions)	Maturity	Rate (a) (b)	2022	2021
Secured Debt
Notes
Notes	Feb 2026	10.5%	$775	$775
EUR Notes	Feb 2026	10.1%	439	481
Notes	Jun 2027	7.9%	192	192
Notes	Aug 2027	9.9%	900	900
Notes	Aug 2028	4.0%	2,406	2,406
Loans
EUR fixed rate	Nov 2022	5.5% - 6.2%	—	98
EUR floating rate	Nov 2022 - Jun 2025	EURIBOR + 3.8%	808	951
Floating rate	June 2025 - Oct 2028	LIBOR + 3.0 - 3.3%	4,101	4,137
Total Secured Debt			9,621	9,939
Unsecured Debt
Revolver
Facility	(c)	LIBOR + 0.7%	200	2,790
Notes
EUR Notes	Nov 2022	1.9%	—	622
Convertible Notes	Apr 2023	5.8%	96	522
Notes	Oct 2023	7.2%	125	125
Convertible Notes	Oct 2024	5.8%	426	—
Notes	Mar 2026	7.6%	1,450	1,450
EUR Notes	Mar 2026	7.6%	517	566
Notes	Mar 2027	5.8%	3,500	3,500
Convertible Notes	Dec 2027	5.8%	1,131	—
Notes	Jan 2028	6.7%	200	200
Senior Priority Notes	May 2028	10.4%	2,030	—
Notes	May 2029	6.0%	2,000	2,000
EUR Notes	Oct 2029	1.0%	620	679
Notes	Jun 2030	10.5%	1,000	—
Loans
Floating rate	Feb 2023 - Sep 2024	LIBOR + 3.8 - 4.5%	590	590
GBP floating rate	Feb 2025	SONIA + 0.9% (d)	419	467
EUR floating rate	Dec 2021 - Mar 2026	EURIBOR + 1.8 - 2.4%	827	1,375
Export Credit Facilities
Floating rate	Feb 2022 - Dec 2031	LIBOR + 0.8 - 1.5%	1,246	1,363
Fixed rate	Aug 2027 - Dec 2032	2.4 - 3.4%	3,143	3,488
EUR fixed rate	Feb 2031 - Jan 2034	1.1 - 1.6%	2,592	1,551
EUR floating rate	Feb 2022 - Nov 2034	EURIBOR + 0.2 - 1.6%	3,882	2,742
Total Unsecured Debt			25,994	24,031
Total Debt			35,615	33,970
Less: unamortized debt issuance costs and discounts			(1,069)	(744)
Total Debt, net of unamortized debt issuance costs and discounts			34,546	33,226

Less: short-term borrowings	(200)	(2,790)
Less: current portion of long-term debt	(2,393)	(1,927)
Long-Term Debt	$31,953	$28,509

(a)    The reference rates for substantially all of our LIBOR and EURIBOR based variable debt have 0.0% to 0.75% floors.
(b)    The above debt tables do not include the impact of our interest rate swaps and as of November 30, 2021, it also excludes the impact of our foreign currency swaps. As of November 30, 2022, we had no foreign currency swaps. The interest rates on some of our debt, including our Revolving Facility, fluctuate based on the applicable rating of senior unsecured long-term securities of Carnival Corporation or Carnival plc.
(c)    Amounts outstanding under our Revolving Facility were drawn in 2020 for an initial six-month term. We may continue to re-borrow or otherwise utilize available amounts under the Revolving Facility through August 2024, subject to satisfaction of the conditions in the facility. We had $2.6 billion available for borrowing under our Revolving Facility as of November 30, 2022. The Revolving Facility also includes an emissions linked margin adjustment whereby, after the initial applicable margin is set per the margin pricing grid, the margin may be adjusted based on performance in achieving certain agreed annual carbon emissions goals. We are required to pay a commitment fee on any unutilized portion.
(d)    As of November 30, 2022 the interest rate for the GBP unsecured loan was linked to SONIA and subject to a credit adjustment spread ranging from 0.03% to 0.28%. The referenced SONIA rate with the credit adjustment spread is subject to a 0% floor. As of November 30, 2021, this loan was referenced to GBP LIBOR.

Carnival Corporation and/or Carnival plc is the primary obligor of all our outstanding debt excluding $0.5 billion under a term loan facility of Costa Crociere S.p.A. (“Costa”), a subsidiary of Carnival plc, and $2.0 billion of 2028 Senior Priority Notes (as defined below), issued by Carnival Holdings (Bermuda) Limited (“Carnival Holdings”), a subsidiary of Carnival Corporation. All our outstanding debt is issued or guaranteed by substantially the same entities with the exception of up to $250 million of the Costa term loan facility, which is guaranteed by certain subsidiaries of Carnival plc and Costa that do not guarantee our other outstanding debt, and our 2028 Senior Priority Notes, which are issued by Carnival Holdings, which does not guarantee our other outstanding debt.

The scheduled maturities of our debt are as follows:

(in millions)
Year	Principal Payments
2023	$2,396
2024 (a)	2,645
2025	4,385
2026	4,507
2027	5,662
Thereafter	16,020
Total	$35,615

(a)     Includes borrowings of $0.2 billion under our Revolving Facility. Amounts outstanding under our Revolving Facility were drawn in 2020 for an initial six-month term. We may continue to re-borrow or otherwise utilize available amounts under the Revolving Facility through August 2024, subject to satisfaction of the conditions in the facility. We had $2.6 billion available for borrowing under our Revolving Facility as of November 30, 2022.

Short-Term Borrowings

As of November 30, 2022 and November 30, 2021, our short-term borrowings consisted of $0.2 billion and $2.8 billion under our Revolving Facility.

Secured Debt

Repricing of 2025 Secured Term Loan
In June 2021, we entered into an amendment to reprice our $2.8 billion 2025 Secured Term Loan (the “2025 Secured Term Loan”). The amended U.S. dollar tranche bears interest at a rate per annum equal to LIBOR (with a 0.75% floor) plus 3.0%. The amended euro tranche bears interest at a rate per annum equal to EURIBOR (with a 0% floor) plus 3.75%.

2028 Senior Secured Notes

In July 2021, we issued $2.4 billion aggregate principal amount of 4.0% first-priority senior secured notes due in 2028 (the “2028 Senior Secured Notes”). We used the net proceeds from the issuance to purchase $2.0 billion aggregate principal amount of the 2023 Senior Secured Notes and to pay accrued interest on such notes and related fees and expenses. The 2028 Senior Secured Notes mature on August 1, 2028.

2028 Senior Secured Term Loan

In October 2021, we borrowed an aggregate principal amount of $2.3 billion under a new term loan. We used the net proceeds from this borrowing to redeem the $2.0 billion outstanding aggregate principal amount of the 2023 Senior Secured Notes and to pay accrued interest on such notes and related fees and expenses. Borrowings under the new term loan bear interest at a rate per annum equal to LIBOR (with a 0.75% floor) plus 3.25% and mature on October 18, 2028.

Unsecured Debt

2028 Senior Priority Notes

In October 2022, Carnival Holdings issued an aggregate principal amount of $2.0 billion senior priority notes that mature on May 1, 2028 (the “2028 Senior Priority Notes”). The 2028 Senior Priority Notes bear interest at a rate of 10.4% per year and are callable beginning May 1, 2025. In connection with the offering of the 2028 Senior Priority Notes, Carnival Corporation, Carnival plc and their respective subsidiaries contributed 12 unencumbered vessels (the “Subject Vessels”) to Carnival Holdings, with each of the Subject Vessels continuing to be operated under one of Carnival Corporation’s, Carnival plc’s or one of their respective subsidiaries’ brands. As of November 30, 2022, the Subject Vessels had an aggregate net book value of approximately $8.3 billion. As of November 30, 2022, there was no change in the identity of the Subject Vessels. See “Collateral and Priority Pool” below.

2027 Senior Unsecured Notes

In February 2021, we issued an aggregate principal amount of $3.5 billion senior unsecured notes that mature on March 1, 2027 (the “2027 Senior Unsecured Notes”). The 2027 Senior Unsecured Notes bear interest at a rate of 5.8% per year.

2029 Senior Unsecured Notes

In November 2021, we issued an aggregate principal amount of $2.0 billion senior unsecured notes that mature on May 1, 2029 (the “2029 Senior Unsecured Notes”), intended to refinance various 2022 and other debt maturities. The 2029 Senior Unsecured Notes bear interest at a rate of 6.0% per year and are callable beginning November 1, 2024.

2030 Senior Unsecured Notes

In May 2022, we issued an aggregate principal amount of $1.0 billion senior unsecured notes that mature on June 1, 2030 (the “2030 Senior Unsecured Notes”). The 2030 Senior Unsecured Notes bear interest at a rate of 10.5% per year and are callable beginning June 1, 2025.

Export Credit Facility Borrowings

During the year ended November 30, 2022, we borrowed $3.1 billion under export credit facilities due in semi-annual installments through 2034. As of November 30, 2022, the net book value of the vessels subject to negative pledges was $14.2 billion.

Debt Holidays

In 2021, we amended substantially all of our export credit facilities to defer approximately $1.0 billion of principal payments that would otherwise have been due over a period commencing April 1, 2021 until May 31, 2022, with repayments to be made over the following five years. The cumulative deferred principal amount of the debt holiday amendments, inclusive of the amendments entered into in 2020, is approximately $1.2 billion as of November 30, 2022. In addition, these amendments aligned the financial covenants of all our export credit facilities with our other facilities.

Convertible Notes

In 2020, we issued $2.0 billion aggregate principal amount of 5.8% convertible senior notes due 2023 (the “2023 Convertible Notes”). The 2023 Convertible Notes mature on April 1, 2023, unless earlier repurchased or redeemed by us or earlier converted in accordance with their terms prior to the maturity date. Since April 2020, we repurchased, exchanged and converted a portion of the 2023 Convertible Notes which resulted in a decrease of the principal amount of the 2023 Convertible Notes to $0.1 billion.

In August 2022, we issued $339 million aggregate principal amount of 5.8% convertible senior notes due 2024 (the “2024 Convertible Notes”) pursuant to privately-negotiated non-cash exchange agreements with certain holders of the 2023 Convertible Notes, pursuant to which such holders agreed to exchange their 2023 Convertible Notes for an equal amount of 2024 Convertible Notes. In November 2022, we issued an additional $87 million aggregate principal amount of the 2024 Convertible Notes pursuant to privately-negotiated non-cash exchange agreements with certain holders of the 2023 Convertible Notes, pursuant to which such holders agreed to exchange their 2023 Convertible Notes for an equal amount of additional 2024 Convertible Notes. The 2024 Convertible Notes mature on October 1, 2024, unless earlier repurchased or redeemed by us or earlier converted in accordance with their terms prior to the maturity date.

In November 2022, we issued $1.1 billion aggregate principal amount of 5.8% convertible senior notes due 2027 (the “2027 Convertible Notes” and, together with the 2023 Convertible Notes and the 2024 Convertible Notes, the “Convertible Notes”). The 2027 Convertible Notes mature on December 1, 2027, unless earlier repurchased or redeemed by us or earlier converted in accordance with their terms prior to the maturity date.

The Convertible Notes are convertible by holders, subject to the conditions described within the respective indentures that govern the Convertible Notes, into cash, shares of Carnival Corporation common stock, or a combination thereof, at our election. The 2023 Convertible Notes and the 2024 Convertible Notes each have an initial conversion rate of 100 shares of Carnival Corporation common stock per $1,000 principal amount of notes, equivalent to an initial conversion price of $10 per share of common stock. The 2027 Convertible Notes have an initial conversion rate of approximately 75 shares of Carnival Corporation common stock per $1,000 principal amount of notes, equivalent to an initial conversion price of approximately $13.39 per share of common stock. The initial conversion price of the Convertible Notes is subject to certain anti-dilutive adjustments and may also increase if such Convertible Notes are converted in connection with a tax redemption or certain corporate events as described within the respective indentures that govern the Convertible Notes. The 2024 Convertible Notes were convertible from the date of issuance of the 2024 Convertible Notes until August 31, 2022, and thereafter may become convertible if certain conditions are met. As of November 30, 2022, there were no conditions satisfied which would allow the holders of the 2023 Convertible Notes, the 2024 Convertible Notes or the 2027 Convertible Notes to convert and therefore the Convertible Notes were not convertible as of such date. Refer to Note 15 - “Supplemental Cash Flow Information” for additional detail on transactions related to the Convertible Notes.

The 2023 Convertible Notes were redeemable, in whole but not in part, at any time on or prior to December 31, 2022 at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, if we or any guarantor would have to pay any additional amounts on the 2023 Convertible Notes due to a change in tax laws, regulations or rulings or a change in the official application, administration or interpretation thereof. We may redeem the 2024 Convertible Notes, in whole but not in part, at any time on or prior to June 30, 2024 at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, if we or any guarantor would have to pay any additional amounts on the 2024 Convertible Notes due to a change in tax laws, regulations or rulings or a change in the official application, administration or interpretation thereof. We may redeem the 2027 Convertible Notes, in whole but not in part, at any time on or prior to the 40th scheduled trading day immediately before the maturity date at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, if we or any guarantor would have to pay any additional amounts on the 2027 Convertible Notes due to a change in tax laws, regulations or rulings or a change in the official application, administration or interpretation thereof.

On or after December 5, 2025 and on or before the 40th scheduled trading day immediately before the maturity date, we may redeem for cash all or part of the 2027 Convertible Notes, at our option, if the last reported sale price of Carnival Corporation’s common stock exceeds 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which we provide notice of redemption, during the 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which we provide notice of redemption. The redemption price will equal 100% of the principal amount of the 2027 Convertible Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

We account for the Convertible Notes as separate liability and equity components. We determine the carrying amount of the liability component as the present value of its cash flows. The carrying amount of the equity component representing the conversion option is calculated by deducting the carrying value of the liability component from the initial proceeds of the Convertible Notes.

The carrying amount of the equity component was $229 million on the date of issuance of the 2027 Convertible Notes and $286 million on the date of issuance of the 2023 Convertible Notes. The carrying amount of the equity component for the 2023 Convertible Notes was reduced to zero in conjunction with the partial repurchase in August 2020 because at the time of repurchase, the fair value of the equity component for the portion of the 2023 Convertible Notes that was repurchased, exceeded the total amount of the equity component recorded at the time the 2023 Convertible Notes were issued. The fair value of the conversion option remained unchanged after the exchange of the portion of the 2023 Convertible Notes for the 2024 Convertible Notes and, as a result, there was no adjustment to the carrying amount of the equity component.

The debt discount, which represents the excess of the principal amount of the Convertible Notes over the carrying amount of the liability component on the date of issuance of the Convertible Notes, is capitalized and amortized to interest expense under the effective interest rate method over the term of the respective Convertible Notes. Following the exchange of the portion of the 2023 Convertible Notes for the 2024 Convertible Notes, the remaining unamortized discount was allocated between the 2023 Convertible Notes and the 2024 Convertible Notes and is amortized to interest expense over each respective term using the effective interest rate method.

The net carrying value of the liability component of the Convertible Notes was as follows:

	November 30,
(in millions)	2022	2021
Principal	$1,653	$522
Less: Unamortized debt discount	(274)	(45)
	$1,380	$478

As of November 30, 2022, the if-converted value on available shares of 137 million for the Convertible Notes was below par.

Collateral and Priority Pool

As of November 30, 2022, the net book value of our ships and ship improvements, excluding ships under construction, is $36.2 billion. Our secured debt is secured on either a first or second-priority basis, depending on the instrument, by certain collateral, which includes vessels and certain assets related to those vessels and material intellectual property (combined net book value of approximately $23.6 billion, including $22.0 billion related to vessels and certain assets related to those vessels) as of November 30, 2022 and certain other assets.

In addition, as of December 9, 2022, $8.3 billion in net book value of our ships and ship improvements have been transferred to Carnival Holdings. These vessels are included in the Vessel Priority Pool of Subject Vessels for our 2028 Senior Priority Notes.

Covenant Compliance

As of November 30, 2022, our Revolving Facility, unsecured loans and export credit facilities contain certain covenants listed below.

•Maintain minimum interest coverage (adjusted EBITDA to consolidated net interest charges, as defined in the agreements) (the “Interest Coverage Covenant”) at the end of each fiscal quarter from August 31, 2023, at a ratio of not less than 2.0 to 1.0 for the August 31, 2023 testing date, 2.5 to 1.0 for the November 30, 2023 testing date, and 3.0 to 1.0 for the February 29, 2024 testing date onwards, or through their respective maturity dates.
•Maintain minimum issued capital and consolidated reserves (as defined in the agreements) of $5.0 billion
•Limit our debt to capital (as defined in the agreements) percentage from the November 30, 2021 testing date until the May 31, 2023 testing date, to a percentage not to exceed 75%, following which it will be tested at levels which decline ratably to 65% from the May 31, 2024 testing date onwards
•Maintain minimum liquidity of $1.5 billion through November 30, 2026
•Adhere to certain restrictive covenants through November 30, 2024
•Limit the amounts of our secured assets as well as secured and other indebtedness

During 2022, we entered into letter agreements to waive compliance with the Interest Coverage Covenant under our Revolving Facility and $11.8 billion of $12.1 billion of our unsecured loans and export credit facilities which contain this covenant through the February 29, 2024 testing date.

Subsequent to November 30, 2022 and as of January 12, 2023, we entered into further letter agreements to waive compliance with the Interest Coverage Covenant under the remaining $0.3 billion of our unsecured loans and export credit facilities which contain the covenant through the February 29, 2024 testing date and our Revolving Facility through the May 31, 2024 testing date. We will be required to comply beginning with the next testing date of May 31, 2024 or August 31, 2024, as applicable.

At November 30, 2022, we were in compliance with the applicable covenants under our debt agreements. Generally, if an event of default under any debt agreement occurs, then, pursuant to cross-default and/or cross-acceleration clauses therein, substantially all of our outstanding debt and derivative contract payables could become due, and our debt and derivative contracts could be terminated. Any financial covenant amendment may lead to increased costs, increased interest rates, additional restrictive covenants and other available lender protections that would be applicable.

Carnival Corporation or Carnival plc and certain of our subsidiaries have guaranteed substantially all of our indebtedness.